ADVANCED SERIES TRUST

AST Large-Cap Growth Portfolio

Supplement dated December 20, 2024 to the

Summary Prospectus, Prospectus and Statement of Additional Information, each dated May 1,2024

This supplement should be read in conjunction with the Summary Prospectus for the AST Large-Cap Growth Portfolio (the Portfolio), the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust) . The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective January 1, 2025, Mr. Jon Michael Friar will be added as a portfolio manager of the Portfolio.

To reflect this change, the Trust’s Prospectus, SAI and the Summary Prospectus relating to the Portfolio is hereby revised as follows effective January 1, 2025:

I.The table in the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus, and the table in the “SUMMARY: AST LARGE-CAP GROWTH PORTFOLIO – MANAGEMENT OF THE PORTFOLIO” section of the Prospectus are hereby revised by adding the following information with respect to Mr. Friar:

Investment	Subadviser	Portfolio Managers	Title	Service Date
Managers

	T. Rowe Price	Jon Michael Friar	Portfolio Manager	January 2025
Associates, Inc.

II. The following is hereby added after the last paragraph in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – AST Large-Cap Growth Portfolio - T. Rowe Price Segment:”

Jon Michael Friar is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is a portfolio manager of the US Large-Cap Growth Equity Strategy in the U.S. Equity Division. Previously, he was the portfolio manager for the business service strategy in the U.S. Equity Division. Mr. Friar is a member of the Investment Advisory Committees of the US Dividend Growth Equity, Financial Services Equity, US Growth Stock, US Small-Cap Growth II Equity, and US Structured Research Equity Strategies. Mr. Friar’s investment experience began in 2007, and he has been with T. Rowe Price since 2011, beginning in the U.S. Equity Division following financial companies. Previously, Jon was an intern covering health care facility outsourcers for the U.S. Equity Division in the summer of 2010. Prior to this, Jon was employed by Barclays Capital as an associate in structured product sales. Mr. Friar earned a B.A. in government and foreign affairs from the University of Virginia and an M.B.A. from the University of Virginia, Darden School of Business.

III.The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS – AST Large-Cap Growth Portfolio” is hereby revised by adding the following information with respect to Mr. Friar:

Subadviser	Portfolio	Registered Investment	Other Pooled	Other Accounts*	Ownership of
	Managers	Companies*	Investment	(in millions)	Portfolio
		(in millions)	Vehicles*		Securities*
(in millions)
T. Rowe Price	Jon Michael	1/$541.50	None	None	None
Associates, Inc.	Friar

*Information is as of November 30, 2024.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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